SEMI-ANNUAL REPORT


THE FONTAINE TRUST


FONTAINE CAPITAL APPRECIATION FUND
FONTAINE GLOBAL GROWTH FUND
FONTAINE GLOBAL INCOME FUND


JUNE 30, 1997

FELLOW SHAREHOLDERS OF
THE FONTAINE TRUST


INVESTMENT OVERVIEW

As our long-term shareholders know, we have been cautious over the last several years due to what we perceived to be extreme overvaluation in the
U. S. and other global stock markets. During this time, we have seen tremendous liquidity pumped into world markets by various governments in an attempt to increase economic growth. We believed that this would cause a liquidity bubble in global markets, and sooner or later, we felt that the flow of liquidity would move out of financial assets into tangible assets. Because of this belief, we invested in commodity related stock investments. This is what paid off so well for us in 1996 but has caused us to decline in value in 1997.

Our main investments have been natural resource based with a heavy emphasis on companies with strong and rapidly growing underlying asset values. Unfortunately, the market environment for natural resource stocks has not been very accommodating. The same positions that outperformed the market so dramatically in 1996 are now responsible for the poor performance thus far in 1997. Two significant events triggered this sell-off in mining investments. First, the world's mining stocks were rocked by the Bre-X scandal that hit these markets hard at the end of the first quarter. Bre-X Minerals was a Canadian mining company that had announced a very large gold deposit in Indonesia which sent its shares up sharply, only to collapse later when the discovery proved to be fraudulent. While the Trust did not own Bre-X at that time, we did own other companies in the same industry that continue to suffer from the massive withdrawal of funds from this investment sector. Secondly, at the end of the second quarter the Australian Central Bank announced that it had sold significant portions of its gold reserves, taking the price of the metal to a twelve year low and fueling concern that other central banks might follow suit. Both of these events have put severe pressure on our investment strategy during the first half of 1997.

Because of our continuing belief that the flow of liquidity will eventually find its way into tangible assets, we have used the recent weakness to add to our investments in mining and mineral exploration companies at very favorable prices, similar to the values we were able to obtain in late 1995. In the near term, we expect a bumpy ride. Over the long term, we anticipate returns in line with historical cyclical moves. For example, gold mining shares gained 289% from the low in 1972 to the high in 1974. Similar moves resulted in returns of 400% from the 1978 low through the 1981 high, and 202% from the 1982 low through the 1983 high. The corresponding moves for the Dow Jones Industrial Average during these periods were 77%, 38%, and 66%, respectively.*

At heart we are contrarian investors. We buy stocks in fundamentally strong companies that are currently out of favor with investors. This investment style tends to produce below average returns in very strong markets. For those of you equally concerned about the current market mania and who believe that the tide will eventually turn, it may be the right time to renew your commitment to this strategy.

As always, your confidence and loyalty are truly appreciated. Please feel free to call me if you have any questions about your investments in our funds.

Sincerely,



Richard H. Fontaine
President and Chairman of the
Investment Advisory Committee
August 26, 1997

      * Source - Gold Stock Research

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO SUMMARY


TOP 10 HOLDINGS

                                      Primary
Security                              Country/Region
1 U. S. Treasury Note, 12/98          United States
2 U. S. Treasury Note, 6/99           United States
3 U. S. Treasury Bills, 4/98          United States
4 U. S. Treasury Note, 10/99          United States
5 Dayton Mining Corporation           South America
6 Vertex Pharmaceuticals              United States
7 Expatriate Resources                Canada
8 Valerie Gold Resources              Latin America
9 McCormick & Company                 United States
10 Southwestern Gold Corporation      South America

ASSET MIX AS OF 6/30/97

[Pie Chart detailing asset breakdown by class: Common Stocks-38.6%, Bonds-29.6%, and Cash<includes cash equivalents and other net assets>-31.8%]

Cumulative Performance Comparison*       Periods Ended 6/30/97

                                                   Five Year     Since Inception
                          Six Months  One Year)   (Annualized)   on 9/28/89
Fontaine Capital
Appreciation Fund         -  9.4%     - 13.6%      + 32.3%       + 66.8%
S&P "500" Index*          + 20.6%     + 34.7%      +146.0%       +218.7%
Lipper Capital
Appreciation Fund Index*  + 10.2%     +15.0%       +111.6%       +153.8%

*Please refer to the footnote on page 8 for explanation of index information.

Average Annual Total Return Performance*        Periods Ended 6/30/97

                                        Five Year       Since Inception on
                            One Year    (Annualized)    9/28/89 (Annualized)
Fontaine Capital
Appreciation Fund            - 13.6%     +  5.8%         +  6.8%
S&P "500" Index*             + 34.7%     + 19.7%         + 16.2%
Lipper Capital
Appreciation Fund Index*     + 15.0%     + 16.2%         + 12.8%

*Please refer to the footnote on page 8 for explanation of index information.

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO REVIEW

Our main strategy of high cash reserves, defensive short-term bond positions, and an aggressive equity component backfired on us in the first half of 1997. The Fontaine Capital Appreciation Fund's exposure to the natural resource industry resulted in poor performance during the period. The good performance in our other stock selections such as Vertex Pharmaceuticals, Wal-Mart, USF&G and Southwest Airlines was not strong enough to outweigh the negative impact of the poor performers. Specifically, Expatriate Resources, Dayton Mining and Valerie Gold, while currently representing outstanding value, were hard hit in market price in the second quarter. We believe that these stocks and others in the portfolio are currently significantly oversold and should snap back in the next several quarters.

INVESTMENT STRATEGY

Going forward, we intend to maintain our defensive cash position and short term bond holdings. We are confident that some of our equity positions will return to a more normalized valuation which hopefully will allow us to improve our relative performance over the remainder of 1997.

KEY INVESTMENTS

McCormick & Company - The company is the world's largest provider of spices, seasonings and other products to the food industry. For the last five years, McCormick has been locked in a price war with a tenacious Australian competitor, Burns, Philp & Company, Ltd., that was trying to increase its worldwide market share. Burns, Philp, maker of the Durkee, French and Spice Islands brands, announced this May that it was quitting the spice business and selling off the company's spice assets. This should prove to be a long term positive for McCormick as both earnings and sales should benefit from the demise of their largest and most aggressive competitor.

Southwestern Gold - The company grows shareholder value by acquiring exploration properties with potential for world class ore deposits. They then structure joint ventures with senior mining companies so that Southwestern retains a 30% carried interest without having to commit funds until the property is in production. With over $40 million in cash reserves, Southwestern Gold is well positioned to take advantage of opportunities to acquire additional properties in the current market. Over half of Southwestern's current stock price is cash and marketable securities, and its portfolio of exploration properties is significantly undervalued.

Vertex Pharmaceuticals - The company is engaged in the discovery, development and commercialization of drugs for the treatment of multiple diseases including cancer and AIDS. Vertex is a leader in the use of structure based drug design used to develop an HIV protease inhibitor (VX
478) and a chemosensitizing agent to improve radiation therapy used in cancer patients.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS

                                      Primary
Security                              Country/Region
1 Valerie Gold Resources              Latin America
2 Elf Aquitaine ADR                   Western Europe
3 U. S. Treasury Note, 6/99           United States
4 Pan African Resources Corporation   Africa
5 German Unity Bond, 1/02             Western Europe
6 Inco Ltd.                           Canada
7 Expatriate Resources                Canada
8 Getchell Gold Corporation           United States
9 Pharmacia & Upjohn                  United States
10 NDU Resources                      Canada

ASSET MIX AS OF 6/30/97

[Pie Chart detailing asset breakdown by class: Common Stocks-77.2%, Preferred Stocks-1.7%, Bonds-15.4%, and Cash<includes cash equivalents and other net assets>-5.7%]

Cumulative Performance Comparison*       Periods Ended 6/30/97

                                                   Five Year     Since Inception
                          Six Months  One Year)   (Annualized)   on 9/28/89
Fontaine Global
Growth Fund               - 26.0%     - 30.7%      + 22.8%       + 26.2%
Lipper Global Fund Index* + 13.9%     + 20.6%      + 91.6%       + 99.9%
S&P "500" Index*          + 20.6%     + 34.7%      +146.0%       +143.8%

*Please refer to the footnote on page 8 for explanation of index information.

Average Annual Total Return Performance*        Periods Ended 6/30/97

                                        Five Year       Since Inception on
                            One Year    (Annualized)    9/28/89 (Annualized)
Fontaine Global
Growth Fund                  - 30.7%     +  4.2%         +  4.6%
Lipper Global Fund Index*    + 20.6%     + 13.9%         + 14.3%
S&P "500" Index*             + 34.7%     + 19.7%         + 18.8%

*Please refer to the footnote on page 8 for explanation of index information.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO REVIEW

The Fontaine Global Growth Fund had a very difficult first half of 1997. As described in our opening letter to shareholders, the market presented several major challenges to our investment strategy during the first six months of this year. We decided that the consolidation of the sector provided a significant opportunity to buy the companies with the best growth potential, and we have aggressively pursued those investments that could double or triple in value over the next several years.

Many of our investments in the energy sector, the drug sector, and the airline industry were profitable for us during the period, but these positive results were outweighed by the down move in other stocks.

INVESTMENT STRATEGY

The Fontaine Global Growth Fund pursues investments in small, fast growing companies wherever we can find them. In the last year, we have developed a portfolio of stocks that we believe have significant upside potential, especially at the attractive valuations found in the wake of the Bre-X scandal. This fund establishes large positions in these companies and pursues concentrated investment themes to maximize future growth of capital.

KEY INVESTMENTS

Valerie Gold Resources - Valerie has over CN$17 million in cash in the treasury and a very prospective land position in Mexico. The market valued this property at CN$100 million in 1996 and at zero today. The stock currently sells for less than the cash held in the company's treasury. While Valerie's mineral properties may not be valued again at CN$100 million, we do believe that these highly mineralized sites will ultimately develop into a minable deposit which could provide the stock with a two to three hundred percent return for the patient investor.

Inco Ltd - Class "VBN" - Inco Voisey's Bay owns 25% of the Diamond Fields nickel and copper deposit in Labrador, Canada that, when it goes into production in late 1999, will be the world's lowest cost nickel mine with over 700 million pounds of nickel production per year at an average cost of 50 cents per pound. With nickel currently selling for $3.25 per pound, we feel that the stock could double within the next two years.

Expatriate Resources - A major exploration company that owns an extensive land package in a highly prospective part of the Yukon Territory of Canada. It has recently been developing a significant copper discovery at its ICE Property, and we feel that this deposit and others could provide substantial upside in the stock price over the next year.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS

                                      Primary
Security                              Country/Region
1 Bundes Obligation, 5/00            Western Europe
2 World Bank Note, 9/02              Western Europe
3 German Unity Bond, 1/02            Western Europe
4 Teck Corporation - Class "B"       South America
5 U. S. Treasury Note, 6/98          United States
6 Getchell Gold Corporation          United States
7 Toyota Motor Corporation           Japan
8 McCormick & Company                United States
9 U. S. Treasury Note, 8/97          United States
10 Inco Ltd.  - Class "VBN"          Canada

ASSET MIX AS OF 6/30/97

[Pie Chart detailing asset breakdown by class: Common Stocks-39.6%, Preferred Stocks-2.0%, Bonds-45.2%, and Cash<includes cash equivalents and other net assets>-13.21]

Cumulative Performance Comparison*       Periods Ended 6/30/97

                                                   Five Year     Since Inception
                          Six Months  One Year)   (Annualized)   on 9/28/89
Fontaine Global
Income Fund               - 10.3%     - 10.2%      + 33.9%       + 37.4%
Merril Lynch Global
Bond Index*               +  0.3%     +  5.6%      + 46.0%       + 53.4%
Lipper Global Income
Fund Index*               +  1.1%     +  9.4%      + 41.7%       + 46.8%

*Please refer to the footnote on page 8 for explanation of index information.

Average Annual Total Return Performance*        Periods Ended 6/30/97

                                        Five Year       Since Inception on
                            One Year    (Annualized)    9/28/89 (Annualized)
Fontaine Global
Income Fund                  - 10.2%     +  6.0%         +  6.3%
Merrill Lynch Global
Bond Index*                  +  5.6%     +  7.9%         +  8.6%
Lipper Global Income
Fund Index*                  +  9.4%     +  7.2%         +  7.7%

*Please refer to the footnote on page 8 for explanation of index information.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO REVIEW

The Fontaine Global Income Fund declined in value during the first half of 1997 because of two primary factors: 1) the value of the dollar against the German Deutsche Mark increased 16% during the period, eroding the value of our German Government Bonds, and 2) the global equity holdings in the Fund which have a strong bias toward gold and natural resources also declined.

INVESTMENT STRATEGY

We continue to hold 20% of our portfolio in cash equivalents and short-term
U. S. Government bonds and 38% in Deutsche Mark denominated government bonds of a 3-5 year maturity. The cash is for preservation of principle and provides a future buying reserve. The German Deutsche Mark denominated fixed income investments provide both a significant level of current income as well as a hedge against a U. S. stock market decline, which we feel could lower the U. S. dollar against the German currency as investors worldwide reduce their U. S. security holdings.

KEY INVESTMENTS

Battle Mountain Gold Preferred - A high coupon, convertible preferred stock that should benefit from the recent merger with Hemlo Gold. Currently yielding 6.5%, the stock also offers significant upside potential if gold moves higher over the next few years.

German Government Bonds - These 6-8% coupon bonds are of a 3-5 year average maturity and offer significant income and the potential for capital gains should the dollar depreciate against the German mark. We feel that the proposed European Monetary Union is likely to come under greater internal scrutiny as the German election approaches, and we think that a delay or cancellation of the agreement would be very positive for the German currency.

Inco Ltd. - World's largest nickel producer. The stock is currently depressed because of the dilution caused by the acquisition of Diamond Fields Resources for Inco common stock. We expect strong cash flow to enable retirement of a large portion of these newly issued shares over the next 3-5 years and significant long term appreciation from these current levels.

FUND COMPARISON

Fontaine Global Growth Fund is the most aggressive portfolio of the Fontaine Trust. Its assets are allocated in small to medium capitalization companies with an aggressive allocation to stocks.

Fontaine Capital Appreciation Fund is more defensive in nature. It is more domestically oriented, and tends to own larger capitalization common stocks. This fund also utilizes cash, preferred stocks and bond positions to preserve capital.

Our most defensive fund is the Fontaine Global Income Fund, which makes use of the same stock selections as the other portfolios, but less aggressively. Sixty percent of the Fund's assets are invested in U. S. Treasury Notes, high-quality foreign government bonds, preferred stocks and cash equivalents.

DIVIDEND INFORMATION

Fontaine Global Income Fund went ex-dividend on March 26, 1997, for holders of record on March 25, 1997. The first quarter income dividend was $0.08 per share. The reinvestment price on March 26, 1997 was $10.48.

Global Income Fund also went ex-dividend on June 26, 1997, for holders of record on June 25, 1997. The second quarter income dividend was $0.05 per share. The reinvestment price on June 26, 1997 was $9.70.



* All performance is historical. The returns for each Fund and those for the funds included in each Lipper category include changes in share price and reinvestment of all dividends and capital gains distributions. Calculations of return by Lipper Analytical Services, Inc. do not reflect the effect of sales loads charged by other mutual funds in each Lipper category. Each Fund's returns and principal will vary, and you may have a gain or loss when you sell Fund shares. Fontaine Associates is currently absorbing certain expenses of each Fund, which has increased each Fund's returns for the periods noted. The S&P "500" Index is an unmanaged index of 500 companies generally regarded as representative of the U. S. stock market. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Global Funds objective. The Lipper Capital Appreciation Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Capital Appreciation objective. The Lipper Global Income Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Global Income objective. The Merrill Lynch Global Bond Index is an unmanaged index of over 8100 short to long term global bonds generally regarded as representative of the global bond market. Please read the Prospectus, which has preceded or accompanies this Report, before you invest or send money. Past performance is not indicative of future results.

PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

Fontaine Capital Appreciation Fund

                                                Shares/      Value
                                                Par (000)    (000)
COMMON STOCKS --  38.6%

Apparel & Shoes -- 1.4%
Stride Rite Corp.                                  5,500  $       71

Diamonds & Gemstones -- 0.1%
<F1> Diamond Fields International                  5,900           2

Food Processing -- 3.4%
McCormick & Company, Inc.                          7,000         177

Gold Mining -- 9.4%
<F1> Dayton Mining Corp.                          51,500         196
<F1> Getchell Gold Corp.                           3,600         127
Placer Dome, Inc.                                 10,000         164
                                                             -------
                                                                 487
Insurance -- 2.3%
USF&G Corp.                                        5,000         120

Metals & Mining - General -- 6.7%
<F1> Hecla Mining Co.                             10,300          55
Inco Ltd. - Class "VBN" (Can.)                     4,000          82
Newmont Mining Corp.                               4,000         156
<F1> Stillwater Mining Co.                         2,400          53
                                                             -------
                                                                 346
Mineral Exploration -- 11.6%
<F1> Asquith Resources, Inc. (Can.)              119,500          56
<F1> Expatriate Resources Ltd. (Can.)            130,100         189
<F1> Southwestern Gold Corp. (Can.)               25,100         171
<F1> Valerie Gold Resources Ltd. (Can.)          174,800         180
                                                             -------
                                                                 596
Pharmaceuticals & Drugs -- 3.7%
<F1> Vertex Pharmaceuticals, Inc.                  5,000         191
                                                             -------
TOTAL COMMON STOCKS  (Cost - $2,513)                      $    1,990

LONG-TERM GOVERNMENT
 OBLIGATIONS -- 29.6%

U. S. Government Obligations -- 29.6%
U.S. Treasury Note,
    5.75%, Due 12/31/98                       $      600  $      598
U.S. Treasury Note,
    6.00%, Due 6/30/99                               500         499
U.S. Treasury Note,
    6.00%, Due 10/15/99                              330         330
U.S. Treasury Note,
    6.25%, Due 5/31/00                               100         100
                                                             -------
                                                               1,527
TOTAL LONG-TERM GOVERNMENT                                   -------
 OBLIGATIONS (Cost - $1,530)                              $    1,527

SHORT-TERM GOVERNMENT
     OBLIGATIONS --  9.3%

U. S. Government Obligations -- 9.3%
U.S. Treasury Bills,
    5.66%, Due 4/2/98                         $      500  $      480

TOTAL SHORT-TERM GOVERNMENT                                  -------
     OBLIGATIONS (Cost - $478)                            $      480

TOTAL INVESTMENTS IN SECURITIES                              -------
 % OF NET ASSETS - 77.5% (Cost - $4,521)                  $    3,997


<F1> Non-income producing
    (Can.) = Canadian Traded Security
The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

Fontaine Global Growth Fund

                                                Shares/      Value
                                                Par (000)    (000)
COMMON STOCKS --  77.2%

Airlines -- 0.7%
Southwest Airlines Co.                             1,000  $       26

Apparel & Shoes -- 3.3%
Stride Rite Corp.                                 10,000         129

Diamonds & Gemstones -- 0.1%
<F1> Diamond Fields International                  1,000           1

Food Processing -- 3.6%
McCormick & Company, Inc.                          5,600         141

Gold Mining -- 13.5%
<F1> Ambrex Mining Corp. (Can.)                  260,000          26
<F1> Dayton Mining Corp.                          24,100          92
<F1> El Dorado Gold Corp. Ltd.                    20,200          79
<F1> Emperor Gold Corp. (Can.)                    19,000          16
<F1> Getchell Gold Corp.                           5,000         176
Placer Dome, Inc.                                  8,000         131
                                                             -------
                                                                 520
Metals & Mining - General -- 12.3%
<F1><F2><F3> African Selection Mining             50,000          30
Cambior, Inc.                                      2,000          23
<F1> Hecla Mining Co.                             15,000          80
Inco Ltd.                                          6,000         180
Inco Ltd. - Class "VBN" (Can.)                     6,050         124
Newmont Mining Corp.                               1,000          39
                                                             -------
                                                                 476
Mineral Exploration -- 25.7%
<F1> Cream Minerals Ltd. (Can.)                   90,800          60
<F1> Expatriate Resources Ltd. (Can.)            122,600         178
<F1> NDU Resources Ltd.  (Can.)                  278,000         161
<F1> Nordac Resources Ltd. (Can.)                 92,900          74
<F1> Pan African Resources Corp. (Can.)          980,650         185
<F1> Valerie Gold Resources Ltd. (Can.)          327,100         337
                                                             -------
                                                                 995
Oil & Gas Exploration -- 9.9%
British Petroleum Co. ADR                          1,500         112
Elf Aquitane S.A. ADR                              5,000         272
                                                             -------
                                                                 384
Pharmaceuticals & Drugs -- 6.8%
<F1> Ligand Pharmaceuticals - Class "B"            3,000          39
Pharmacia & Upjohn, Inc.                           5,000         174
<F1> Xoma Corp.                                   10,000          48
                                                             -------
                                                                 261
Retail/Department Stores-- 1.3%
Wal-Mart Stores, Inc.                              1,500          51
                                                             -------
TOTAL COMMON STOCKS  (Cost - $4,147)                      $    2,984

PREFERRED STOCKS -- 1.7%

Battle Mountain Gold Preferred                     1,400  $       67
                                                             -------
TOTAL PREFERRED STOCKS (Cost - $70)                       $       67

LONG-TERM GOVERNMENT
     OBLIGATIONS --  15.4%

German Government Obligations -- 6.3%
Bundes Obligations,
    5.875%, Due 5/15/00 (Par = DM100)         $       67  $       60
German Federation Unity Bonds,
    8.00%, Due 1/21/02 (Par = DM280)                 203         183
                                                             -------
                                                                 243
U. S. Government Obligations -- 6.4%
U.S. Treasury Note,
    6.00%, Due 6/30/99                               200         200
U.S. Treasury Note,
    6.00%, Due 10/15/99                               50          50
                                                             -------
                                                                 250
World Bank Obligations -- 2.7%
World Bank Note,
    6.125%, Due 9/27/02 (Par = DM170)                117         103

TOTAL LONG-TERM GOVERNMENT                                   -------
     OBLIGATIONS (Cost - $637)                            $      596

TOTAL INVESTMENTS IN SECURITIES                              -------
 % OF NET ASSETS - 94.3% (Cost - $4,854)                  $    3,647


<F1> Non-income producing
<F2> Board Valued
<F3> Security contains some restrictions as to public resale.  Cost basis $37.
     (Can.) = Canadian Traded Security
 DM = Deutsche Mark
 The accompanying notes are an integral part of these financial statements.


PORTFOLIO OF INVESTMENTS
June 30, 1997 (Unaudited)

Fontaine Global Income Fund

                                                Shares/      Value
                                                Par (000)    (000)
COMMON STOCKS -- 39.6%

Automobiles -- 3.5%
Toyota Motor Corp. ADR                             1,000  $       59

Diamonds & Gemstones -- 0.1%
<F1> Diamond Fields International                    500           1

Food Processing -- 3.0%
McCormick & Company, Inc.                          2,000          50

Gold Mining -- 4.1%
<F1> Ambrex Mining Corp. (Can.)                   21,000           2
<F1> Getchell Gold Corp.                           1,900          67
                                                             -------
                                                                  69
Metals & Mining - General -- 16.9%
Cambior, Inc.                                      4,000          45
<F1> Hecla Mining Co.                              5,000          27
Inco Ltd.                                          1,500          45
Inco Ltd. - Class "VBN" (Can.)                     2,300          47
<F1> Teck Corp. - Class "B" (Can.)                 6,000         122
                                                             -------
                                                                 286
Mineral Exploration -- 7.8%
<F1> Expatriate Resources Ltd. (Can.)             26,000          37
<F1> Guyanor Resources S.A. (Can.)                 3,400          10
<F1> Southwestern Gold Corp. (Can.)                6,000          41
<F1> Valerie Gold Resources Ltd. (Can.)           42,500          44
                                                             -------
                                                                 132
Oil & Gas Exploration -- 2.2%
British Petroleum Co. ADR                            500          37

Retail/Department Stores -- 2.0%
Wal-Mart Stores, Inc.                              1,000          34
                                                             -------
TOTAL COMMON STOCKS  (Cost - $847)                               668

PREFERRED STOCKS -- 2.0%

Battle Mountain Gold Preferred                       700  $       33
                                                             -------
TOTAL PREFERRED STOCKS (Cost - $35)                       $       33

LONG-TERM GOVERNMENT
     OBLIGATIONS --  45.2%

German Government Obligations -- 25.5%
Bundes Obligations,
    5.875%, Due 5/15/00 (Par = DM440)         $      305  $      266
German Federation Unity Bonds,
    8.00%, Due 1/21/02 (Par = DM250)                 181         163
                                                             -------
                                                                 429
U. S. Government Obligations -- 7.1%
U.S. Treasury Note,
    6.00%, Due 8/31/97                                50          50
U.S. Treasury Note,
    5.125%, Due 6/30/98                               70          70
                                                             -------
                                                                 120
World Bank Obligations -- 12.6%
World Bank Note,
    6.125%, Due 9/27/02 (Par = DM350)                240         213

TOTAL LONG-TERM GOVERNMENT                                   -------
     OBLIGATIONS (Cost - $845)                                   762

TOTAL INVESTMENTS IN SECURITIES                              -------
 % OF NET ASSETS - 86.8%   (Cost - $1,727)                $    1,463

<F1> Non-income producing
     (Can.) = Canadian Traded Security
 DM = Deutsche Mark
 The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
THE FONTAINE TRUST / June 30, 1997 (Unaudited)


                                                  Capital          Global         Global
                                                Appreciation       Growth         Income
                                                ------------     ----------     ----------
                                                            (amounts are actual)
ASSETS
Investments at Market Value:
 Capital Appreciation  (Cost $4,521,137)      $     3,997,095
  Global Growth  (Cost $4,854,397)                             $    3,647,164
   Global Income  (Cost $1,727,356)                                            $  1,463,185

Cash & Cash Equivalents                             1,205,252         619,352       171,877
Dividends and Interest Receivable                      26,927          14,537        20,578
Receivable for Investments Sold                       159,794          78,747        45,996
Receivable for Fund Shares Sold                           896           8,815         1,600
Prepaid Expenses                                        9,716          10,961         5,031
                                                   ----------      ----------    ----------
TOTAL ASSETS                                        5,399,680       4,379,576     1,708,267

LIABILITIES
Payable for Investments Purchased                     219,879         448,313        18,026
Payable for Fund Shares Redeemed                       15,025          62,493         --
Payable for Shareholder Distributions                   --              --            4,286
Accrued Expenses                                        6,463           3,504           255
                                                   ----------      ----------    ----------
TOTAL LIABILITIES                                     241,367         514,310        22,567
                                                   ----------      ----------    ----------
NET ASSETS                                    $     5,158,313  $    3,865,266  $  1,685,700

ANALYSIS OF NET ASSETS:
Paid-in-capital applicable to shares
outstanding;$.001 par value, unlimited
number of shares authorized:
  Capital Appreciation: 607,524 shares        $    6,397,237
   Global Growth: 417,722 shares                               $   5,889,276
    Global Income: 174,857 shares                                              $ 2,040,630
Undistributed net investment income/(loss)            30,351          (4,195)      (12,061)
Accumulated net realized loss                       (745,233)       (812,582)      (78,698)
Unrealized depreciation of investments              (524,042)     (1,207,233)     (264,171)
                                                  ----------      ----------    ----------
NET ASSETS                                    $    5,158,313   $   3,865,266   $ 1,685,700

NET ASSET VALUE PER SHARE                     $         8.49   $        9.25   $      9.64


The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
THE FONTAINE TRUST/For the Six Months Ended June 30, 1997 (Unaudited)

                                         Capital         Global         Global
                                       Appreciation      Growth         Income
                                       ------------     --------       --------
                                                   (amounts are actual)
INVESTMENT INCOME
Income
Dividends                              $    8,580    $    24,914     $    6,996
Interest                                   71,832         29,564         38,632
                                          -------        -------        -------
Total Income                               80,412         54,478         45,628

Expenses
Investment Management Fees                 28,314         22,064          9,149
Shareholder Servicing Fees                  8,005         15,002          3,595
Custodian and Accounting Fees               2,119          2,309          1,049
Legal & Auditing Fees                       7,587          7,291          2,744
Prospectus & Shareholder Reports            2,585          3,779            826
Registration Fees                           4,189          4,770          2,688
Trustees' Fees & Expenses                     507            236            101
Insurance/Miscellaneous Costs               2,285          1,783          1,220
                                          -------        -------        -------
Total Expenses Before Waivers
 And Reimbursement From Adviser            55,591         57,234         21,372
Less:
 Waivers And Reimbursement From Adviser    (7,997)       (12,225)        (3,382)
                                          -------        -------        -------
Net Expenses                               47,594         45,009         17,990
                                          -------        -------        -------
NET INVESTMENT INCOME                      32,818          9,469         27,638

REALIZED AND UNREALIZED
LOSS FROM INVESTMENTS

 Net Realized Loss From Investments      (418,438)      (772,266)       (78,698)

 Unrealized Depreciation on Investment   (157,918)      (759,779)      (194,292)
                                       ----------     ----------     ----------
NET LOSS ON INVESTMENTS                  (576,356)    (1,532,045)      (272,990)

DECREASE IN NET ASSETS FROM            ----------     ----------     ----------
  OPERATIONS                           $ (543,538)   $(1,522,576)    $ (245,352)


The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST

                                                                               Capital                      Global
                                                                          Appreciation                      Growth

                                                                   Six Months                     Six Months
                                                                        Ended            Year          Ended           Year
                                                                      6/30/97           Ended        6/30/97          Ended
                                                                  (Unaudited)        12/31/96    (Unaudited)       12/31/96
                                                                  -----------        --------    -----------       --------
                                                                                     (amounts are actual)

CHANGE IN NET ASSETS
Operations
Net investment income                                            $     32,818    $      5,860   $      9,469         10,845
Net realized gain/(loss) from investments                            (418,438)      1,025,313       (772,266)       354,248
Change in unrealized depreciation from investments                   (157,918)       (299,752)      (759,779)      (441,604)
                                                                     --------        --------       --------       --------
Change in Net Assets from Operations                                 (543,538)        731,421     (1,522,576)       (76,511)

Distributions to Shareholders
Net investment income                                                    --            (5,861)          --          (10,701)
In excess of net investment income                                       --           (97,256)          --          (42,145)
Net realized gain on investments                                         --          (965,016)          --         (354,247)
In excess of net realized gain on investments                            --          (232,041)          --          (11,362)
                                                                     --------        --------       --------       --------
Change in Net Assets From Distributions to Shareholders                  --        (1,300,174)          --         (418,455)

Net Equalization                                                         --                55           --             --

Capital Share Transactions
Capital Appreciation
Sold 16,357 and 251,892 shares                                        154,153       2,900,335
Distributions reinvested of 0 and 130,666 shares                         --         1,224,345
Redeemed 92,667 and 193,950 shares                                   (857,101)     (2,433,568)

Global Growth
Sold 176,636 and 530,302 shares                                                                    2,198,110      7,702,621
Distributions reinvested of 0 and 30,964 shares                                                         --          383,646
Redeemed 143,063 and 246,905 shares                                                               (1,613,155)    (3,488,543)
                                                                    ---------       ---------      ---------      ---------

Change in Net Assets from Capital Share Transactions                 (702,948)      1,691,112        584,955      4,597,724
                                                                    ---------       ---------      ---------      ---------
CHANGE IN NET ASSETS                                               (1,246,486)      1,122,414       (937,621)     4,102,758

NET ASSETS
Beginning of period                                                 6,404,799       5,282,385      4,802,887        700,129
                                                                    ---------       ---------      ---------      ---------
End of period                                                    $  5,158,313    $  6,404,799   $  3,865,266   $  4,802,887

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST (Cont'd)


                                                                                             Global
                                                                                             Income

                                                                                   Six Months
                                                                                        Ended            Year
                                                                                      6/30/97           Ended
                                                                                  (Unaudited)        12/31/96
                                                                                   ---------         --------
                                                                                      (amounts are actual)
CHANGE IN NET ASSETS
Operations
Net investment income                                                            $     27,638    $    41,603
Net realized gain/(loss) from investments                                             (78,698)       184,770
Change in unrealized depreciation from investments                                   (194,292)       (74,151)
                                                                                     --------       --------
Change in Net Assets From Operations                                                 (245,352)       152,222
Distributions to Shareholders
Net investment income                                                                 (29,191)       (41,808)
In excess of net investment income                                                       --           (9,715)
Net realized gain on investments                                                         --         (184,770)
                                                                                     --------       --------
Change in Net Assets From Distributions to Shareholders                               (29,191)      (236,293)

Capital Share Transactions
Global Income
Sold 22,996 and 235,669 shares                                                        248,277      2,715,884
Distributions reinvested of 1,279 and 16,818 shares                                    13,044        184,487
Redeemed 102,826 and 100,375 shares                                                (1,059,867)    (1,117,054)
                                                                                    ---------      ---------

Change in Net Assets from Capital Share Transactions                                 (798,546)     1,783,317
                                                                                    ---------      ---------
CHANGE IN NET ASSETS                                                               (1,073,089)     1,699,246

NET ASSETS
Beginning of period                                                                 2,758,789      1,059,543
                                                                                    ---------      ---------
End of period                                                                    $  1,685,700    $ 2,758,789

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST

                                                                        Capital
                                                                      Appreciation
                                                  Six
                                               Months
                                                Ended       Year           Year         Year         Year
                                              6/30/97      Ended          Ended        Ended        Ended
                                          (Unaudited)   12/31/96       12/31/95     12/31/94     12/31/93
                                          -----------   --------       --------     --------     --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                      $   9.37     $  10.67       $  10.75     $  10.75     $   9.60
Investment Activities
Net Investment Income<F2>                      0.05         0.01           0.26         0.07        0.135
Net Realized and Unrealized
Gain/(Loss) on Investments                    (0.93)        1.59           1.42         0.18        1.215
                                              -----        -----          -----        -----        -----
Total From Investment Activities              (0.88)        1.60           1.68         0.25        1.35
Distributions
Net Investment Income                           --         (0.01)         (0.26)       (0.18)      (0.135)
In Excess of Net Investment Income              --         (0.22)          --           --           --
Net Realized Gains                              --         (2.15)         (1.50)       (0.07)      (0.065)
In Excess of Net Realized Gains                 --         (0.52)          --           --           --
                                              -----        -----          -----        -----        -----
Total Distributions                             --         (2.90)         (1.76)       (0.25)       (0.20)
                                              -----        -----          -----        -----        -----
NET ASSET VALUE,
 END OF PERIOD                             $   8.49     $   9.37       $  10.67     $  10.75     $  10.75
Ratio of Expenses to
 Average Net Assets <F2>                   1.60%<F1>        1.49%          1.50%        1.50%        1.50%
Ratio of Net Investment Income
 to Average Net Assets                          0.55%       0.09%          2.16%        1.41%        1.15%
Total Investment Return                        -9.39%      15.00%         15.49%        2.34%       14.09%
Portfolio Turnover Rate                    311.8%<F1>      372.7%          96.0%       135.6%       131.7%
Average Commission Paid                      $0.0196     $0.0195            --           --           --
Net Assets End of Period (000's)              $5,158      $6,405         $5,282       $5,679       $8,903

<F1>Annualized
<F2>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Capital
 Appreciation.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
 1.87%, 1.89%, 2.10%, 2.23% and 1.81%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)


                                                                    Global
                                                                    Growth
                                                Six
                                             Months
                                              Ended        Year        Year        Year        Year
                                             6/30/97      Ended       Ended       Ended       Ended
                                        (Unaudited)    12/31/96    12/31/95    12/31/94    12/31/93
                                        -----------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $   12.50    $  10.03    $   9.61    $  10.34    $   9.33
Investment Activities
Net Investment Income<F2>                      0.02        0.06        0.21        0.16        0.14
Net Realized and Unrealized
   Gain/(Loss) on Investments                 (3.27)       3.65        1.14       (0.20)       1.11
                                              -----       -----       -----       -----       -----
Total From Investment Activities              (3.25)       3.71        1.35       (0.04)       1.25
Distributions
Net Investment Income                          --         (0.02)      (0.22)      (0.16)      (0.11)
In Excess of Net Investment Income             --         (0.10)       --          --          --
Net Realized Gains                             --         (1.09)      (0.71)      (0.53)      (0.13)
In Excess of Net Realized Gains                --         (0.03)       --          --          --
                                              -----       -----       -----       -----       -----
Total Distributions                            --         (1.24)      (0.93)      (0.69)      (0.24)
                                              -----       -----       -----       -----       -----
NET ASSET VALUE,
  END OF PERIOD                           $    9.25    $  12.50    $  10.03    $   9.61    $  10.34
Ratio of Expenses to
  Average Net Assets<F2>                  1.74%<F1>        1.46%       1.44%      1.45%       1.50%
Ratio of Net Investment Income
  to Average Net Assets                        0.18%       0.36%       2.36%      1.69%       1.15%
Total Investment Return                      -26.00%      37.10%      13.97%     -0.35%      13.39%
Portfolio Turnover Rate                   270.8%<F1>      252.8%      101.5%     114.1%      263.8%
Average Commission Paid                     $0.0091     $0.0144        --          --          --
Net Assets End of Period (000's)             $3,865      $4,803        $700        $341        $349

<F1>Annualized
<F2>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Global
 Growth.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
 2.21%, 1.82%, 2.04%, 1.45% and 3.62%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)


                                                                    Global
                                                                    Income
                                                Six
                                             Months
                                              Ended        Year        Year        Year        Year
                                            6/30/97       Ended       Ended       Ended       Ended
                                        (Unaudited)    12/31/96    12/31/95    12/31/94    12/31/93
                                        -----------    --------    --------    --------    --------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $  10.89     $  10.46    $  10.16    $  10.78    $   9.37
Investment Activities
Net Investment Income<F2>                     0.11         0.26        0.36        0.29        --
Net Realized and Unrealized
   Gain/(Loss) on Investments                (1.23)        1.33        0.91       (0.13)       1.92
                                             -----        -----       -----       -----       -----
Total From Investment Activities             (1.12)        1.59        1.27        0.16        1.92
Distributions
Net Investment Income                        (0.13)       (0.30)      (0.35)      (0.39)       --
In Excess of Net Investment Income            --          (0.07)       --          --          --
Net Realized Gains                            --          (0.79)      (0.62)      (0.39)      (0.51)
                                             -----        -----       -----       -----       -----
Total Distributions                          (0.13)       (1.16)      (0.97)      (0.78)      (0.51)
                                             -----        -----       -----       -----       -----
NET ASSET VALUE,
  END OF PERIOD                           $   9.64     $  10.89    $  10.46    $  10.16    $  10.78
Ratio of Expenses to
  Average Net Assets<F2>                  1.48%<F1>       1.24%       1.21%       1.21%       1.25%
Ratio of Net Investment Income
  to Average Net Assets                      1.13%        2.30%       3.35%       2.49%       2.13%
Total Investment Return                    -10.34%       15.21%      12.62%       1.49%      20.53%
Portfolio Turnover Rate                  132.4%<F1>      222.2%       95.9%      129.9%      171.5%
Average Commission Paid                    $0.0168      $0.0264        --          --          --
Net Assets End of Period (000's)            $1,686       $2,759      $1,060        $683        $849

<F1>Annualized
<F2>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Global
Income.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
1.76%, 1.51%, 1.74%, 1.98% and 2.32%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
THE FONTAINE TRUST / June 30, 1997

Note 1 -- Organization

The Fontaine Trust ("Trust") was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission ("SEC") as a no-load open-end management investment company. The Trust currently consists of three Funds: Fontaine Capital Appreciation Fund ("Capital Appreciation Fund"), Fontaine Global Growth Fund ("Global Growth Fund") and Fontaine Global Income Fund ("Global Income Fund") ("Fund" or "Funds"). Each Fund is a separate investment portfolio of the Trust having distinct investment objectives, investment programs, policies, and restrictions. Capital Appreciation Fund and Global Growth Fund are diversified investment companies under the Investment Company Act of 1940 ("1940 Act"). Global Income Fund is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments.

The Trust was organized on April 20, 1989 and had no operations prior to September 28, 1989, other than those relating to organizational matters including the sale of 33,073 shares of beneficial interest of Capital Appreciation Fund at $10.00 per share to Richard H. Fontaine. During 1990, Capital Appreciation Fund changed its fiscal year-end from August 31 to December 31, resulting in a four month transition period. Global Growth Fund and Global Income Fund each commenced operations on May 1, 1992, with an initial stock subscription of 10,000 shares and 40,000 shares, respectively, of beneficial interest at $10.00 per share to Richard H. Fontaine.

The investment objectives of each Fund as well as the nature and risks of their investment activities are set forth more fully in the Trust's Prospectus and Statement of Additional Information, dated May 1, 1997.

Note 2 -- Significant Accounting Policies

A -- Security Valuation--Investments in securities traded on a national securities exchange and securities traded on over-the-counter markets are valued at the last sale price on the day of valuation. Securities for which no sale price is available are valued at the last bid price. Investments in securities for which no market quotations are available are valued based on quotations provided by broker-dealers or by such other method approved by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest receivable, approximates market value.

B -- Security Transactions and Investment Income--Income and expenses are recorded on the accrual basis. Dividend income and distributions to shareholders are recorded by each Fund on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C -- Equalization--Capital Appreciation Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D -- Foreign Currency--Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at rates reported by a major New York City broker on the following basis:

a. Market value of investment securities, other assets and liabilities - at the closing rate of exchange as of the date of the statement of assets and liabilities.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred.)

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

E -- Cash and Cash Equivalents--The Trust considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. This balance represents money market Deposit Accounts held with the Custodian.

F -- Concentration of Credit--The Trust maintains cash balances in money market accounts of the Custodian. At June 30, 1997, money market balances held by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $1,205,252, $619,352, and $171,877, respectively. These accounts are overnight money market sweep accounts with a variable interest rate (4.40% as of June 30, 1997).

G -- Use of Estimates--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

H -- Restricted Securities--Investments in restricted securities cannot be resold or transferred unless they are subsequently registered under the Securities Act of 1933 or registered under state security laws.

Note 3 -- Federal Income Taxes

No provision for federal income taxes is required since each Fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of securities for federal income tax purposes for Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $4,521,137, $4,854,397, and $1,727,356, respectively. Net unrealized appreciation/(depreciation) of investments for each Fund were as follows:

                                  Capital Appreciation   Global Growth   Global Income
Appreciated Investments              $ 48,974              $   30,649      $  12,905

Depreciated Investments              (573,016)             (1,237,702)      (277,076)
                                     ---------              ---------       ---------
Net Unrealized Depreciation         $(524,042)            $(1,207,233)     $(264,171)


The Distributions in Excess of Net Investment Income per the Statement of Changes in Net Assets for the Global Growth Fund and Capital Appreciation Fund are due to the reclassification of capital gains on the sale of securities identified as Passive Foreign Investment Companies (PFICs) from capital gains to net investment income and to the inclusion of unrealized gains on PFICs held in the portfolios at December 31, 1996 in net investment income.

The Distributions in Excess of Net Realized Gain on the Statement of Changes in Net Assets for these funds are due to the postponement of capital loss recognition due to wash sales and to the fund' election to push capital losses incurred post October 31, 1996 to the next fiscal year.

Note 4 -- Investment Transactions

                                     Capital Appreciation    Global Growth     Global Income
U. S. Government Securities:
Purchases                                $2,665,813            $898,557          $199,672
Sales                                     1,563,622             696,906           803,656

Securities Other Than Short-Term
 and U. S. Government Securities:
Purchases                                $4,769,332           $5,743,729        $1,201,233
Sales                                     4,973,458            5,359,084         1,246,560

Note 5 -- Related Parties

A -- Investment Adviser--The investment management agreements ("Advisory Contracts") between Richard Fontaine Associates, Inc. ("Adviser") and Capital Appreciation Fund, Global Growth Fund and Global Income Fund, provide for an annual investment management fee, computed daily and paid monthly, at a rate equal to 0.95%, 0.85%, and 0.75%, of average daily net assets, respectively.

Under the terms of the Advisory Contracts, the Adviser is required to bear any expenses of each Fund which exceed the expense limitations applicable to each Fund as imposed by the securities regulations of any state in which the fund is registered. Additionally, in accordance with the Expense Limitation Agreements between each Fund and the Adviser, the Adviser has agreed to bear any expenses of each Fund which exceed the voluntary, Adviser-imposed expense limitation of 1.50% of average daily net assets for Capital Appreciation Fund and Global Growth Fund and 1.25% of average daily net assets for Global Income Fund. The expense limitation agreements under the Master Advisory Contracts by and between the Funds and Richard Fontaine Associates are reviewed for renewal by the Board of Trustees on an annual basis.

At the February 5, 1997 meeting of the Board of Trustees, it was unanimously agreed upon that Richard Fontaine Associates would discontinue the Expense Limitation Agreements with the Funds effective May 1, 1997. If the Fund Operating Expenses for a particular Fund are less than the Operating Expense Limit for that Fund and the assets of that Fund exceed $20 Million, the Fund Operating Expenses assumed and paid by Fontaine Associates in prior periods on behalf of a particular Fund could be reimbursed by that Fund, provided that in doing so the Operating Expense Limit for that Fund is not exceeded and the period over which such reimbursements are made does not exceed five years from the date of the first such payment. Effective with this discontinuance, expense waivers and reimbursements through April 30, 1997 will no longer be recapturable by Richard Fontaine Associates. (Please refer to the Prospectus for more information on Expenses.)

Capital Appreciation Fund: Pursuant to this agreement, $7,997 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the six months ended June 30, 1997. In addition, $363,450 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of June 30, 1997, the Fund owed $4,261 to the Adviser for management fees payable.

Global Growth Fund: Pursuant to this agreement, $12,225 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the six months ended June 30, 1997. In addition, $33,874 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of June 30, 1997, the Fund owed $3,009 to the Adviser for management fees payable.

Global Income Fund: Pursuant to this agreement, $3,382 of management fees were waived by the Adviser which exceeded the 1.25% expense limitation for the six months ended June 30, 1997. In addition, $40,836 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of June 30, 1997, the Fund owed $1,096 to the Adviser for management fees payable.

B -- Transfer Agent--During the six months ended June 30, 1997, Capital Appreciation Fund, Global Growth Fund and Global Income Fund, incurred transfer agent fees and expenses of approximately $7,502, $14,377, and $3,306, respectively, for shareholder and accounting services provided by Richard Fontaine and Company, Inc., an affiliate of the Adviser. As of June 30, 1997, transfer agent fees payable by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $1,023, $2,248 and $535, respectively.

C -- Board of Trustees--At the June 24, 1994 meeting of the Board of Trustees, it was unanimously agreed upon that the Board would temporarily waive the trustees fees normally charged each Fund, thus reducing each Fund's expense.

D -- Ownership of Fund Shares--Certain related parties investing in the Funds hold positions representing 5% or more of total net assets. These parties may include employees and Trustees of the Trust, Transfer Agent, and/or Adviser. The Adviser also manages separate accounts apart from its investment management activities to the Trust. At certain times during the year, the manager may transact with the Funds on behalf of these separate accounts. As of June 30, 1997, balances held by these parties were as follows:

Capital Appreciation Fund
                                    Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of the Board of Trustees     97,536.155   $  828,081.96    16.05%
Private Accounts under
Adviser Management                   36,162.773      307,021.94     5.95%
                                    -----------   ----------       ------
TOTAL                               133,698.928   $1,135,103.90    22.00%

Global Growth Fund
                                    Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of the Board of Trustees     29,943.054    $ 276,973.25     7.17%
Private Accounts under
Adviser Management                   30,124.855      278,654.91     7.21%
                                    -----------   ----------       ------
TOTAL                                60,067.909    $ 555,628.16    14.38%

Global Income Fund
                                    Shares        Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of the Board of Trustees     21,171.270   $  204,091.04    12.11%
Private Accounts under
Adviser Management                   77,239.094      744,584.87    44.17%
                                    -----------   ----------       ------
TOTAL                                98.410.364   $  948,675.91    56.28%

E -- Related Party Transactions--As an investment practice in the interest of minimizing transaction expenses, the Adviser may trade securities between the three Funds in the Trust and between the Funds and the separate accounts also under Adviser management. These transactions are affected at the prevailing market price and, where applicable, the prevailing foreign exchange rate obtained from an independent source and are an alternative to each fund undertaking the transaction with a third party. No interfund charges are made for these transfers.

Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

General/Account Information:
Baltimore Area: (410) 825-7890
Toll Free: 1-800-247-1550

Investment Adviser:
Richard Fontaine Associates, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Transfer Agent and
Dividend Disbursing Agent:
Richard Fontaine and Company
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Custodian:
Chase Manhattan Bank
270 Park Avenue
New York, NY 10017

Independent Accountants:
Coopers & Lybrand, L.L.P.
217 East Redwood Street
Baltimore, Maryland 21202

Legal Counsel:
Katten, Muchin & Zavis
1025 Thomas Jefferson Street, N. W., Suite 700
Washington, D. C. 20007-5201


OFFICERS AND TRUSTEES

Richard H. Fontaine, Chairman and President
Dana R. Barrows, Trustee
Lester M. Bradshaw, Trustee
Lucas L. Godinez, Trustee
Anne Dyer Fontaine, Vice President, Treasurer
Kimberly A. Malkowski, Secretary